EXHIBIT 32.2


                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
         PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. LaVigne, Executive Vice President and Chief Financial Officer of Farmstead Telephone Group, Inc. (the "Company") hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The accompanying annual report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 6, 2005

/s/ Robert G. LaVigne
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Robert G. LaVigne
Executive Vice President and Chief Financial Officer